Vanguard Global Environmental Opportunities Stock Fund
Summary Prospectus
 February 27, 2024
Investor Shares & Admiral™ Shares
Vanguard Global Environmental Opportunities Stock Fund Investor Shares (VEOIX)
Vanguard Global Environmental Opportunities Stock Fund Admiral Shares (VEOAX)
The Fund’s statutory Prospectus and Statement of Additional Information dated February 27, 2024, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Investor Shares or Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.41%	0.39%
12b-1 Distribution Fee	None	None
Other Expenses	0.36%	0.23%
Total Annual Fund Operating Expenses[1]	0.77%	0.62%
1
The expense information shown in the table reflects estimated amounts for the current fiscal year.

Examples
The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$79	$246	$428	$954
Admiral Shares	$63	$199	$346	$774
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the fiscal period from November 2, 2022 to October 31, 2023, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of “environmental companies” (as defined below). The Fund seeks to meet its investment objective by investing in a global portfolio of stocks of companies located in a number of countries throughout the world, including developed and emerging markets. The Fund invests in common and preferred stocks directly, such as through trading on local stock markets around the world, and indirectly, such as through American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs” and together with ADRs and EDRs, “Depositary Receipts”). The Fund is not constrained with respect to market capitalization.
For purposes of the Fund’s 80% investment policy, the Fund’s advisor considers an environmental company to be one that (i) derives at least 50% of its revenue from activities deemed by the advisor to contribute positively to environmental change; and (ii) is involved in the process of reducing carbon dioxide emissions

(a company that offers quantifiable carbon avoided products or services, as defined below) (an “Environmental Company”). The advisor determines that a company contributes positively to environmental change by mapping such company’s revenues to certain industry sub-sectors that the advisor believes are aligned to the process of decarbonization. The advisor defines “carbon avoided” to mean the carbon emissions avoided by using a product or service that has fewer carbon emissions than the status quo product or service, thereby contributing to decarbonization. Such Environmental Companies are involved in activities related to the process of sustainable decarbonization, which may include, but are not limited to, (i) renewable energy (such as solar, wind, clean power, and smart grids and networks); (ii) electrification (through electric or autonomous vehicles, batteries, heating and cooling systems, air cleaners, and industrial electrification); and (iii) resource efficiency (in industries including manufacturing, waste management, construction, agriculture, consumer products and factories). The advisor may identify other activities or sectors that it considers qualifying as environmental activities.
The Fund may invest a significant amount of its assets in a select geographic region or a particular country, such as the People’s Republic of China (“China”). The Fund may invest in A-shares of companies incorporated in China (“A-shares”), which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”). The Fund may also invest in China through H-shares, which are shares of companies incorporated in China that are traded on the Hong Kong Stock Exchange.
The Fund seeks to achieve its investment objective through an integrated investment approach. The advisor selects investments pursuant to an initial proprietary screening process, a fundamental research process, an assessment of the overall portfolio, and the ongoing monitoring of positions.
In the initial proprietary screening process, the advisor (i) identifies and includes Environmental Companies (excluding those with revenues from oil, gas, and coal exploration and production that exceed 5%) as part of the initial universe creation, which typically is composed of companies distributed globally across a range of countries, market capitalizations, and sectors; and (ii) quantitatively assesses and ranks the companies in that initial universe utilizing traditional financial metrics and material sustainability factors. Financial metrics include, among others, measures of company growth and profitability, and sustainability metrics appraising companies across various ESG data points. This assessment provides direction for further qualitative analysis.

In conducting its fundamental research process, the advisor undertakes a bottom-up investment process involving research into companies exhibiting (i) structural growth opportunities by reviewing both short- and long-term revenue; (ii) sustainable or persistent returns; and (iii) competitive advantages (attributes that give a company a favorable business position) relative to their peers both through (a) company factors, including technology, branding (a company’s efforts to distinguish its product from others in the market), and investments in research and development (a company’s efforts to develop new or improve existing products and services), and (b) market factors, such as pricing power, barriers to entry (costs a company incurs to enter an existing market) and consumer behaviors and preferences with respect to environmental issues. The advisor uses this research, as well as a company’s balance sheet and discussion with management to determine a company’s suitability for inclusion in the portfolio. In addition to potential discussions with a company’s management, the portfolio managers may conduct on-site due diligence visits in order to deepen their assessment of a company.
After the proprietary screening and the fundamental research processes, the advisor confirms prospective companies do not include those that derive more than 5% of their revenues from the manufacture and sale of tobacco and tobacco-alternative products. The advisor then constructs a portfolio considering the risks of each position, as well as how the positions complement each other. Finally, on a periodic basis, the advisor will typically engage with the management team of each company held by the Fund on a periodic basis as part of the advisor’s ongoing monitoring of ESG and financial considerations for existing holdings.
In selecting securities, the advisor assesses the ESG criteria for each of the Fund’s investments meeting the 80% investment policy. The Fund will not invest in a company if the advisor determines that the company has material social and/or governance risks, even if the company otherwise meets the advisor’s environment and decarbonization criteria. Additionally, any deterioration in the ESG assessment of a held company will be factored into any decision to sell such security although not necessarily determinative of a sell decision.
The intended outcome is a portfolio of approximately 25 companies with the potential to outperform the Fund’s benchmark over the long term. The process can result in significant exposure to a single country or a small number of countries. The Fund has a fundamental policy to concentrate its investments in the securities of issuers whose principal business activities are in climate change-related industries. The Fund is a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries, or sectors.

The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
•  ESG investing risk, which is the chance that the stocks selected by the advisor based on its ESG criteria generally will underperform the stock market as a whole or that the particular stocks selected by the advisor based on its ESG criteria will, in the aggregate, trail returns of other ESG funds. There are significant differences in interpretations of what it means for a company to meet ESG criteria. The advisor’s assessment of a company may differ from that of other funds advised by the same or a different advisor or of an investor’s assessment of such company. As a result, stocks selected by the advisor may not reflect the beliefs and values of any particular investor. The advisor is dependent on the availability of timely and accurate ESG data being reported by companies to evaluate their ESG criteria. In addition, the advisor may not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated. The ESG criteria assessed by the advisor may change over time.
• Environmental-focused investing risk, which is the risk that the Fund’s focus on environmental companies limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have such a focus. The Fund’s environmental-focused investment strategy may result in the Fund investing in securities or industry sectors that underperform the market as a whole or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. Additionally, if a particular security held by the Fund no longer meets the environmental criteria subsequent to the time of investment, the Fund may sell such investments at an inopportune time or at a time when those investments may be difficult to sell. In addition, the Fund may incur expenses in an effort to dispose of such investments.
The Fund’s focus on securities of environmental companies means the Fund will be more susceptible to events or factors affecting these companies, and the market prices of its portfolio securities may be more volatile than those of funds that are more diversified. Some environmental companies may have more limited operating histories and smaller market capitalizations on average than companies in other sectors. In addition, the Fund is particularly susceptible to changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory, and economic developments.
• Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Small-, mid-, and large-cap growth stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

The long-term investment approach of the Fund may cause the Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund’s portfolio.
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.
• China risk and Hong Kong risk, which are the risks that investments in Chinese and Hong Kong issuers may subject the Fund to risks associated with those regions, including among others, more frequent trading suspensions and government intervention, currency exchange rate fluctuations or blockages, less liquidity, significantly higher price volatility and complexity in valuing portfolio holdings, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, sanctions, capital controls, embargoes and other trade limitations, custody risks, potential adverse tax consequences, and considerable degrees of social, legal, regulatory, political, and economic uncertainty. The Fund may also gain exposure to certain operating companies in China through legal structures known as variable interest entities (VIEs), which provide exposure to the Chinese company through contractual arrangements instead of equity ownership. Intervention by the Chinese government with respect to VIEs or the inability to enforce the contractual arrangements could significantly affect a VIE’s market value.
• China A-shares risk and H-shares risk, which are the risks of purchasing shares of companies located in China. The Fund may not be able to access its desired amount of A-shares. Investing in A-shares through Stock Connect or the qualified foreign investor (“QFI”) program is subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing, and settlement risks. H-shares are subject to the risk that the Hong Kong stock market may behave differently than the mainland Chinese stock market, and there may be little correlation between the performance of these two stock markets.
• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets.
• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few investments. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the instruments of particular issuers as compared with diversified mutual funds.
• Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in a limited number of holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.
• Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme or volatile than fluctuations in the overall market. Because a significant portion of the Fund’s assets are invested in the industrials, information technology, and utilities sectors, the Fund’s performance is impacted by the general condition of those sectors.
• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Investor Shares in its first full calendar year. The table shows how the average annual total returns of the Fund compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. MSCI ACWI Index returns are adjusted for withholding taxes. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.
Annual Total Returns — Global Environmental Opportunities Stock Fund

During the period shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	10.80%	December 31, 2023
Lowest	-14.29%	September 30, 2023

Average Annual Total Returns for Periods Ended December 31, 2023
	1 Year	Since Fund Inception	Fund Inception Date
Vanguard Global Environmental Opportunities Stock Fund Investor Shares			11/16/2022
Return Before Taxes	6.01%	1.53%
Return After Taxes on Distributions	5.54	1.13
Return After Taxes on Distributions and Sale of Fund Shares	3.74	1.08
Vanguard Global Environmental Opportunities Stock Fund Admiral Shares			11/16/2022
Return Before Taxes	6.14%	1.69%
MSCI ACWI Index (reflects no deduction for fees or expenses)	22.20%	17.81%
Investment Advisor
Ninety One North America, Inc. (Ninety One)
Portfolio Managers
Deirdre Cooper, Portfolio Manager at Ninety One UK Ltd. (Ninety One UK), an affiliate of Ninety One. She has co-managed the Fund since its inception in 2022.

Graeme Baker, Portfolio Manager at Ninety One UK, an affiliate of Ninety One. He has co-managed the Fund since its inception in 2022.
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Vanguard Global Environmental Opportunities Stock Fund Investor Shares—Fund Number V012
Vanguard Global Environmental Opportunities Stock Fund Admiral Shares—Fund Number V013
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
© 2024 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP V012 022024